UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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NATERA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! NATERA, INC. 2021 Annual Meeting of Stockholders Vote by May 24, 2021 11:59 PM ET NATERA, INC. 13011 MCCALLEN PASS BUILDING A SUITE 100 AUSTIN, TEXAS 78753 D49208-P50046 You invested in NATERA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held virtually on May 25, 2021. Get informed before you vote View the Notice, Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 25, 2021 11:30 AM, PDT Virtually at: www.virtualshareholdermeeting.com/NTRA2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D49209-P50046 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. To elect the four directors named below and in the proxy statement to serve as Class III directors until the annual meeting of stockholders to be held in 2024 and until their successors are duly elected and qualified. Nominees: 01) Roelof Botha03) Todd Cozzens 02) Steve Chapman04) Matthew Rabinowitz For 2. To ratify the appointment of Ernst & Young LLP as Natera, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2021. For 3. To approve, on an advisory (non-binding) basis, the compensation of Natera, Inc.’s named executive officers. For 4. Such other business as may properly come before the Annual Meeting or any adjournment thereof.